EXHIBIT 10.4

                             STOCK OPTION AGREEMENT

     AGREEMENT, made as of May 9, 1997, between Individual Investor Group, Inc., a corporation organized and existing under the laws of the State of Delaware corporation, having a principal address at 1633 Broadway, 38th Floor, New York, New York 10019 (the "Company"), and __________________________, an individual residing at __________________________,  ____________________,  ________________
____________ ("Executive").

     WHEREAS, as of May 9, 1997, the Board of Directors of the Company: (i) authorized the grant to Executive of an option to purchase shares of the common stock of the Company, par value $.01 per share (the "Common Stock"), and (ii) directed the consolidation, restatement and amendment of all options heretofore granted to Executive by the Company, including the immediate grant; all pursuant to the terms and conditions set forth in this Agreement, and;

     WHEREAS, Executive desires the options granted and restated in this Agreement;

     IT IS AGREED:

     1. Restatement, Consolidation, Amendment and Additional Grant.

     The Company hereby acknowledges, consolidates, amends and restates the options heretofore granted to Executive by this consolidated Agreement, which shall be deemed to supersede any and all other agreements with respect to such prior grants. Additionally, the Company hereby grants Executive the option to purchase all or any part of an aggregate of the number of authorized but as yet unissued shares of Common Stock indicated under the Date of Grant 5/9/97 header on the Option Schedule attached hereto as Exhibit A and made a part hereof (the "Option Schedule"). Further, the restated and consolidated options shall be deemed amended, and the additional grant options shall be issued, pursuant to the terms and conditions set forth herein and on the Option Schedule and, if applicable, the terms of the Company's stock option plans as indicated on the Option Schedule. (Any grants to be included in the terms of this Option Agreement where the grants are made after the date hereof may be so included by the addition of such grant with relevant information on the Option Schedule, signed by the Company and Executive, and; the consolidated options described by this Agreement and any such subsequently approved options shall hereinafter be referred to as the "Option", and all shares of Common Stock issuable thereunder shall hereinafter be referred to as the "Option Shares".)

     2. Defined Terms

"Act"               Securities Act of 1933, as amended.

"Beneficial         As defined in Rule 13d-3 under the
Owner(s)"
                                       41

                    Exchange Act, except that the provisions of Ruled 13d-3(d)(2) which exclude certain persons from the Rule shall not exclude those persons from being deemed Beneficial Owner(s) for purposes of this Agreement.

"Change of Control" A transaction  after the date hereof which would be required to be reported in response to Item 6(e) of Schedule 14A (or in response to any similar item on any similar schedule or form for reporting to the government) of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject tffo such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if after the date hereof:
                    (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Jonathan Steinberg and/or Saul Steinberg, becomes the "beneficial owner", directly or indirectly, of securities of the Company representing Forty percent (40%) or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals other than those who constitute the Board on the date of this Agreement and/or Saul Steinberg (the "Incumbent Board") shall constitute or have the right to nominate (other than the general right to nominate that holders of the Company's outstanding voting securities may possess), appoint or constitute a majority of the members of the Board; provided however, that any person becoming a Director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least Two-Thirds (2/3) of the Directors comprising the then current Board shall be considered a member of the Incumbent Board. Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if it arises from a transaction directly involving Executive.

"Disability"        If Executive shall have been unable substantially to perform his usual  duties due to  physical  or mental  illness for a period in excess of Two Hundred Forty (240) days (whether or
                    not   consecutive)   or  One  Hundred   Twenty   (120)  days
                    consecutively during any Twelve (12) month period.

"Exchange Act"      Securities Exchange Act of 1934, as amended

"Exercise Period"   Ten (10) years from the date of grant indicated on the
                    Option Schedule

"Fair Market Value" Determined  as of the date of exercise,  as follows:  (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common stock on the last trading day preceding such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the national Quotation Bureau, Inc. or similar publisher of such quotations, and; (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
                    (ii) above, such price as the Company shall reasonably determine in good faith.

"Good Reason"       Without  the  written  consent  of  Executive,  either:  (i)
                    Executive's authorities, duties, job title or position of responsibility, or the nature of Executive's duties or the scope of his responsibilities, is materially diminished, and that diminution is not corrected by the Company within Fifteen (15) days after written notice from Executive describing the diminution alleged to constitute Good Reason, or; (ii) Executive's base salary is reduced.

"Just Cause"        Conviction  of,  or plea of nolo  contendere  to,  a  felony directly involving the Company.

"Premium Value" The amount, if any, by which th e Fair Market Value exceeds the exercise price of Option Shares.

"Substantial
 Transaction"       Any  transaction:   (i)  involving  the  sale,  issuance  or
                    reservation of a number of shares of capital stock which would result in any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange act) becoming a "beneficial owner", directly or indirectly, of securities of the Company representing Twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote at elections of directors and, in connection with such transaction, such "person" shall obtain the right to appoint, nominate (other than the general right of nomination that holders of the

                    Company's outstanding voting securities may possess) or elect (other than the general right to vote that holders of the Company's outstanding voting securities may possess) at least One-Third (1/3) of the members of the Company's Board;
                    (ii) involving the grant or sale of an option or other right to conduct a Change of Control transaction at any time in the future, and/or; (iii) any retention by the Company of an investment banking or other consulting firm, which retention has been approved by the Company's Board, for the purpose of seeking to effect a Substantial Transaction (within the meaning of clause (i) or (ii) above) or a Change of Control transaction; provided, however, that if Executive remains in the employ of the Company One (1) year after the initial retention of such investment banking or consulting firm and a Substantial Transaction (within the meaning of clause (i) or (ii) above) or a change of Control transaction has not occurred within One (1) year of such initial retention, the mere retention of such investment banking or consulting firm shall thereafter no longer de deemed a Substantial Transaction, unless and to the extent that the Board, effective following the expiration of such One (1) year period, affirmatively approves the continued retention of such investment banking or consulting firm. Notwithstanding the foregoing, no transaction directly involving Executive shall be deemed a "Substantial Transaction".

3.   Termination of Employment / Change of Control

     (A) If Executive's employment is terminated by the Company for any reason or for no reason but without Just Cause, or is terminated by Executive for any reason or for no reason but without Good Reason, the portion of the Option, if any, that was exercisable as of the date of termination of employment, may be exercised for a period of One (1) year from the termination of employment or until the expiration of the Exercise Period, whichever is shorter; unless specifically provided otherwise in the Option Schedule. The portion of the Option, if any, that is not exercisable as of the date of termination of employment, as above provided, shall immediately terminate upon the termination of employment.

     (B) If Executive's employment is terminated by the Company for Just Cause the Option, including vested and unvested aspects, shall thereupon terminate, and the Company may also require Executive to return to the Company the Premium Value of any Option Shares purchased under this Agreement by Executive within the Six (6) month period prior to the date of such termination.

     (C) In the event of Executive's death or Disability, the portion, if any, of the Option that was exercisable as of the date of death may thereafter be exercised by Executive's guardian, legal representative or legatee under the will, as the case may be, of Executive for a period of One (1) year from the date of death or Disability, or the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon Executive's death or Disability. (D) In the event (i) of a Change of Control, (ii) following a Substantial Transaction, Executive is terminated by the Company for any reason or for no reason but other than for Just Cause, and/or (iii) Executive terminates employment at any time for Good Reason; the Option shall be accelerated and be immediately exercisable as to all the Option Shares under this Option and remain exercisable throughout the Exercise Period.

4.   Exercise and Company Option to Acquire

     (A) Subject to the terms and conditions of the Agreement, during the Exercise Period the Option, once vested in whole or in part, may be exercised in whole or in part to the extent it has become vested, and on such occasion or occasions as Executive may desire, by written notice to the Company, in substantially the form attached hereto as Exhibit B, directed to the Company at its principal place of business accompanied by full payment, as hereinafter provided, of the exercise price for the number of Option Shares specified in the notice. Such notice shall state the election to exercise the Option and the number of Option Shares in respect to which it is being exercised, and shall contain a representation and agreement by the person or persons so exercising the Option that the Option Shares are being purchased for investment and not with a view to the distribution or resale thereof, and shall be signed by the person or persons so exercising the Option.

     (B) Payment of the purchase price shall be made by wire transfer, check, bank draft or money order payable to the order of the Company; provided however, that at the election of Executive and in Executive's sole discretion, the purchase price for any or all of the Option Shares to be acquired may be paid in whole or in parts by: (i) the surrender of shares of Common Stock of the Company held by or for the account of Executive with a Fair Market Value equal to the exercise price multiplied by the number of Option Shares to be purchased, or
(ii) the surrender of an exercisable but unexercised portion of the Option in addition to that portion of the Option being exercised, having a Premium Value equal to the Option exercise price of the Option being exercised multiplied by the number of Option Shares to be purchased, or (iii) the surrender of only the Option being exercised (with no further consideration as to the exercise price), whereupon Executive shall receive from the Company a number of shares of Common Stock with a Fair Market Value equal to the Premium Value of the Option Shares being so tendered (rather than the Fair Market Value of the Option Shares). Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Exchange Act; (ii) such tendered shares of Common Stock may not be sold or transferred to the Company or counsel to the Company otherwise determines that such transfer is illegal or objectionable.

     (C) Company Option to Acquire

     In the case of each Option exercise hereunder, the Company shall have the superseding option and right of acquiring the Option rights being exercised and the Option Shares to be otherwise issued thereunder at a price equal to the Premium Value of the exercised Option Shares on the date of Notice of Exercise. To elect this option/right, the Company shall tender such payment to Executive within Five (5) business days of the Notice of Exercise.

     (D) The Company shall promptly issue Common Stock certificates for any Option Shares purchased hereunder, after the Five (5) business day period following exercise set forth in paragraph (C) above. Executive shall have all of the rights of a stockholder with respect to the Option Share Common Stock purchased hereunder as of the close of business on the date of exercise, provided such exercise is in accordance with the terms of this Agreement subject to forfeiture if the Company shall have elected to exercise its option/right in paragraph (C) above.

     (E) The Company hereby represents and warrants to Executive that the Option Shares, when issued and delivered by the Company to Executive in accordance with the terms and conditions hereof, will be fully paid, duly and validly issued, and non-assessable.

     5. Non-Transferability and Registration

     (A) The Option shall not be assignable or transferable except in the event of the death of Executive by will or by the laws of descent and distribution. No transfer of the Option by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     (B) Anything in this Agreement to the contrary notwithstanding, Executive hereby agrees that Executive shall not sell, transfer by any means, or otherwise dispose of the Option Shares acquired by Executive without registration under the Act, or in the event that they are not so registered, unless an exemption from the Act is available thereunder and same is evidenced by an opinion of counsel to Executive satisfactory to the Company

     (C) Executive hereby acknowledges that:

          (i) All reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last Twelve (12) months have been made available to Executive for inspection;

          (ii) In Executive's position with the Company, Executive has had both the opportunity to ask questions of and receive answers from the Officers of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph (i) above;

          (iii) The Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Act or an exemption therefrom, and;

          (iv) The certificate evidencing the Option Shares may bear an appropriate legend as reasonably determined by counsel to the Company. . 7. Miscellaneous

     (A) Anti-Dilution

     In the event of any change in the number of outstanding shares of Common Stock or other capital stock of the Company occurring as the result of a reorganization, recapitalization, combination or exchange of shares, stock split, reverse stock split or stock dividend on the Common Stock or other capital stock, or similar change in the corporate structure or capitalization of the Company or in its shares, then in any such event, the number of shares of Common Stock that may be purchased upon exercise of the Option shall be appropriately adjusted in number, exercise price and/or kind as determined in good faith by the Board of Directors of the Company so as to avoid any dilutive effect any such transaction(s) may have on the holding and relative position and rights of the shares underlying the Option. If the Company shall not be the surviving corporation in any merger, combination or consolidation, then, as a condition of such merger, combination or consolidation, lawful and fair provision shall be made whereby the Executive shall thereafter have the right to purchase and receive, upon the terms and conditions specified in the Agreement and in lieu of the Common Stock of the Company immediately theretofore purchasable upon the exercise of the rights represented thereby, such shares of stock or other securities of the surviving corporation(s) as may be issued or payable with respect to or in exchange of the number of shares of Common Stock of the Company immediately theretofore purchasable upon the exercise of the rights represented hereby. The Company shall not effect any such merger, combination or consolidation unless prior to or at the consummation thereof the surviving corporation shall assume by written instrument executed and delivered to the Executive evidence of the surviving corporation's obligation to deliver such shares of stock or other securities of the surviving corporation in accordance with the foregoing provisions. If the Company shall be the surviving corporation in any merger, combination or consolidation, this Option shall pertain and apply to the Option Shares to which the Executive is entitled hereunder, without adjustment for issuance by the Company of any securities in the merger, combination or consolidation. In the event of a change in the par value of the shares of Common Stock which are subject to this Option, this Option will be deemed to pertain to the shares resulting from any such change.

     (B) Withholding Tax

     Not later than the date as of which an amount first becomes includible in the gross income of Executive for Federal income tax purposes with respect to the Option, Executive shall pay to the Company, or make arrangements satisfactory to the Company, regarding the payment of any Federal, State and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligation of the Company to issue Option Shares pursuant to this Agreement shall be conditioned upon such payment or arrangements with the Company and the Company shall, to the extent permitted law, have the right to deduct any such taxes from any payment of any kind otherwise due to Executive from the Company.

     (C) Notices

     All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express next business day service with signed receipt required, to the parties at their respective addresses set forth below, or to such other address as either shall have specified by notice in the writing to the other, and shall be deemed duly given hereunder when so delivered.

     (D) Waiver

     The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     (E) Binding Effect

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expresses or implied, is intended to confer on any person other than the parties hereto, their respective heirs, successors, assignees and representatives, any rights, remedies, obligations or liabilities.

     (F) Choice of Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.

     (G) Entire Agreement

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                                    INDIVIDUAL INVESTOR GROUP, INC.:


                                    -----------------------------------
                                    Jonathan Steinberg, Chairman and CEO

                                    EXECUTIVE:
                                    ------------------------------------

                               JONATHAN STEINBERG
                                 OPTION SCHEDULE



Date of           Number of         Vested as of     Date             Number       Per Share       Special
Grant             Shares            5/9/97             Additional Vesting          Exercise        Terms
4/7/94            500,000            250,000                                         4.9375
                                                     4/7/98            125,000       6.65
                                                     4/7/99            125,000       7.50

6/23/95            80,000             26,667                                         5.75
                                                     6/23/97           26,667        5.75
                                                     6/23/98           26,666        5.75

11/4/96           100,000                                                                            (1)
                                                     11/4/97           33,333        7.50
                                                     11/4/98           33,333        7.50
                                                     11/4/99           33,334        7.50

5/9/97            Not Applicable




(1)      Issued under the 1996 Management Incentive Program.

                                 ROBERT SCHMIDT
                                 OPTION SCHEDULE


Date of           Number of         Vested as of     Date              Number            Per Share         Special
Grant             Shares            5/9/97             Additional Vesting                Exercise          Terms
7/27/94           400,000           283,333.33                                            5.25             (1)
                                                     6/1/97            8,333.33           5.25             (1)
                                                     7/1/97            8,333.33           5.25             (1)
                                                     8/1/97            8,333.33           5.75             (1)
                                                     9/1/97            8,333.33           5.75             (1)
                                                     10/1/97           8,333.33           5.75             (1)
                                                     11/1/97           8,333.33           5.75             (1)
                                                     12/1/97           8,333.33           5.75             (1)
                                                     1/1/98            8,333.33           5.75             (1)
                                                     2/1/98            8,333.33           5.75             (1)
                                                     3/1/98            8,333.33           5.75             (1)
                                                     4/1/98            8,333.33           5.75             (1)
                                                     5/1/98            8,333.33           5.75             (1)
                                                     6/1/98            8,333.33           5.75             (1)
                                                     7/1/98            8,333.33           5.75             (1)

6/23/95            80,000           26,667                                                5.75
                                                     6/23/97          26,667              5.75
                                                     6/23/98          26,666              5.75
11/4/96            80,000
                                                     11/4/97          26,667              7.50             (2)
                                                     11/4/98          26,667              7.50             (2)
                                                     11/4/99          26,666              7.50             (2)
5/9/97             80,000
                                                     5/9/98           26,667              5.88             (2)
                                                     5/9/99           26,667              5.88             (2)
                                                     5/9/00           26,666              5.88             (2)


(1) In the event of a termination of Mr. Schmidt's employment pursuant to the conditions of Sections 3(A) and/or 3(D)(iii) above, the then vested portion of the Option, plus the lesser of (i) One Hundred Thousand (100,000) additional Option Shares, or (ii) the total number of Option Shares scheduled to become exercisable under the Option on and after the date of termination of employment, may be exercised until the expiration of the Exercise Period; provided that the remainder, if any, of the Option that was not exercisable as of the date of termination of employment, as hereinbefore qualified, shall immediately terminate upon the termination of employment.
(2)      Issued under the 1996 Management Incentive Plan.

                                 SCOT ROSENBLUM
                                 OPTION SCHEDULE

Date of           Number of         Vested as of     Date             Number            Per Share         Special
Grant             Shares            5/9/97              Additional Vesting              Exercise          Terms
10/3/90            20,935            20,935                                               0.24
                   29,728            29,728                                               0.41

12/4/91           135,000           135,000                                               3.00             (1)

8/31/94           100,000            66,666.33                                            4.25
                                                     6/1/97            2,083.33           4.25
                                                     7/1/97            2,083.33           4.25
                                                     8/1/97            2,083.33           4.25
                                                     9/1/97            2,083.33           6.75
                                                     10/1/97           2,083.33           6.75
                                                     11/1/97           2,083.33           6.75
                                                     12/1/97           2,083.33           6.75
                                                     1/1/98            2,083.33           6.75
                                                     2/1/98            2,083.33           6.75
                                                     3/1/98            2,083.33           6.75
                                                     4/1/98            2,083.33           6.75
                                                     5/1/98            2,083.33           6.75
                                                     6/1/98            2,083.33           6.75
                                                     7/1/98            2,083.33           6.75
                                                     8/1/98            2,083.33           6.75
                                                     9/1/98            2,083.33           6.75

6/23/95            50,000            16,667                                               5.75
                                                     6/23/97          16,667              5.75
                                                     6/23/98          16,666              5.75
11/4/96            60,000
                                                     11/4/97          20,000              7.50             (2)
                                                     11/4/98          20,000              7.50             (2)
                                                     11/4/99          20,000              7.50             (2)
5/9/97             75,000
                                                     5/9/98           25,000              5.88             (2)
                                                     5/9/99           25,000              5.88             (2)
                                                     5/9/00           25,000              5.88             (2)


(1)      Issued under the 1991 Stock Option Plan,  and intended to qualify as an
         Incentive   Stock  Option  with  respect  to  99,999   shares   (35,001
         non-qualified shares).
(2)      Issued under the 1996 Management Incentive Plan.

                                 MICHAEL KAPLAN
                                 OPTION SCHEDULE

Date of           Number of         Vested as of     Date              Number           Per Share        Special
Grant             Shares            5/9/97              Additional Vesting              Exercise         Terms
9/30/96           25,000
                                                     9/30/97          8,333.33            8.00             (1)
                                                     9/30/98          8,333.33            8.00             (1)
                                                     9/30/99          8,333.33            8.00             (1)

1/1/97            25,000
                                                     1/1/98           8,333.33            7.25             (1)
                                                     1/1/99           8,333.33            7.25             (1)
                                                     1/1/00           8,333.33            7.25             (1)

5/9/97            50,000
                                                     12/31/97         16,667              5.88             (2)
                                                     12/31/98         16,667              5.88             (2)
                                                     12/31/99         16,666              5.88             (2)

5/9/97            50,000
                                                     5/9/98           16,667              5.88             (2)
                                                     5/9/99           16,667              5.88             (2)
                                                     5/9/00           16,666              5.88             (2)


(1) Issued under the 1996 Performance Equity Plan, and intended to qualify as Incentive Stock Options.

(2)  Issued under the 1996 Management Incentive Plan.